UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2011

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 15, 2011, NYSE Euronext, a Delaware corporation (“NYSE Euronext”), Deutsche Börse AG, a company organized under the laws of the Federal Republic of Germany (“Deutsche Börse”), Alpha Beta Netherlands Holding N.V. a public limited liability company incorporated under the laws of the Netherlands (“Holdco”), and Pomme Merger Corporation, a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement”) pursuant to which NYSE Euronext and  Deutsche Börse agreed to combine their respective businesses and become subsidiaries of Holdco (the “Business Combination”).  The Business Combination will be effected through an exchange offer made by Holdco for all outstanding Deutsche Börse shares (the “Offer”) and a merger of Merger Sub with and into NYSE Euronext with NYSE Euronext as the surviving corporation and a wholly owned subsidiary of Holdco (the “Merger”).

On May 2, 2011, NYSE Euronext, Deutsche Börse, Holdco and Merger Sub entered into Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1”) to amend the conditions to the parties’ obligations to complete the Offer and to make other modifications to the Business Combination Agreement.

A copy of Amendment No. 1 is attached hereto as Exhibit 2.2, and the description contained herein is qualified in its entirety by reference to the full text of Amendment No. 1 and the Business Combination Agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)     Exhibits

Exhibit Number	Description
2.1

Business Combination Agreement, dated as of February 15, 2011, by and among NYSE Euronext,  Deutsche Börse AG, Alpha Beta Netherlands Holding N.V., and Pomme Merger Corporation (incorporated by reference to Exhibit 2.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on February 16, 2011).†

2.2

Amendment No. 1, dated as of May 2, 2011, to Business Combination Agreement, dated as of February 15, 2011, by and among NYSE Euronext,  Deutsche Börse AG, Alpha Beta Netherlands Holding N.V. and Pomme Merger Corporation.

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  NYSE Euronext hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     NYSE Euronext

Dated: May 6, 2011                     By:       /s/ Janet L. McGinness

                                                   Name:     Janet L. McGinness

                                                   Title:       Senior Vice President &

                                                                 Corporate Secretary

Exhibit Index

Exhibit Number	Description
2.1

Business Combination Agreement, dated as of February 15, 2011, by and among NYSE Euronext,  Deutsche Börse AG, Alpha Beta Netherlands Holding N.V., and Pomme Merger Corporation (incorporated by reference to Exhibit 2.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on February 16, 2011).†

2.2

Amendment No. 1, dated as of May 2, 2011, to Business Combination Agreement, dated as of February 15, 2011, by and among NYSE Euronext,  Deutsche Börse AG, Alpha Beta Netherlands Holding N.V. and Pomme Merger Corporation.

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  NYSE Euronext hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.